                                             SEMIANNUAL REPORT  |  June 30, 2002



                                                                      The Strong

                                                                           Value

                                                                            Fund






                              [PHOTO APPEARS HERE]













                                                                   [STRONG LOGO]

                                             SEMIANNUAL REPORT  |  June 30, 2002



                                                                      The Strong

                                                                           Value

                                                                            Fund

Table of Contents


Investment Review

          Strong Value Fund ........................................  2

Financial Information

          Schedule of Investments in Securities
               Strong Value Fund ...................................  4
          Statement of Assets and Liabilities ......................  6
          Statement of Operations ..................................  7
          Statements of Changes in Net Assets ......................  8
          Notes to Financial Statements ............................  9

Financial Highlights ............................................... 12

Directors and Officers ............................................. 13

A Few Words From Dick Strong
--------------------------------------------------------------------------------

[PHOTO]

Market Update -- December 31, 2001 to June 30, 2002

As investors working our way through the aftermath of the Bubble of 2000, we must all remember the values and considerations that guide a serious investor. Four important facts to remember are:

  1. The stock market is one of the backbones of America's economy and way of life.
  2. According to the Ibbotson Associates 2002 Yearbook, between January 1, 1927, and December 31, 2001, stocks returned 10.7% annually.
  3. Even though the stock market soared during a good part of the 1990s, the market's recent sharp decline has pulled down the average return from stocks to a level much closer to the long-term return from stocks. From January 1, 1990, through July 31, 2002, the S&P 500(R) Index Average delivered a 10.2% rate of return.
  4. Financial markets are cyclical and are driven by the emotions of greed and fear.

Investors are questioning how to deal with the stock-market correction, wondering if they should "ride it out" and whether reason will once again prevail in the markets. Each investor's decision is a personal one. The foundation of the decision should be based upon the facts that America is the greatest wealth-creating machine in the history of mankind, that the U.S. has historically created stock-market wealth at over 10% per year, and that the financial markets are cyclical.

There are periods of euphoria when greed is the operative word. And then, sure as night follows day, the euphoric periods are followed by a collapse. The stock market operates in a manic-depressive manner. The ups and downs are a natural part of capitalism. The investors who invariably make out well are those who understand that the stock market is cyclical and can tolerate its moods. As a result, they tend to add to their holdings when the market is down and reduce holdings when things are euphoric.

This is why in many previous shareholder letters, Strong Financial has advocated a balanced approach to investing. When the stock market drops, the proportion of stocks relative to bonds in a portfolio drops. A true investor should then consider shifting money from bonds into stocks to maintain the appropriate balance between stocks and bonds. This periodic rebalancing after market moves should, in the long run, have a beneficial impact on family wealth-creation.

It is imperative that investors consider the overall health of the U.S. economy when structuring an investment portfolio. Presently, it appears that the U.S. economy's real GDP (Gross Domestic Product) should grow at approximately 2.5% to 3.0% in 2002 and between 2.5% to 3.5% in 2003. To put this into perspective, since 1945, the U.S. economy's real GDP has averaged 3.4% per year.

Accounting and business practices are being scrutinized and tightened up. A few companies' practices were lax during the last decade and are now being fixed. The United States has a self-cleansing system that is the envy of the world. And it is working.

During the current cyclical market retreat, all of us must remember that America is the greatest wealth-creating mechanism in the history of the world. Investment programs based on patience and persistence have historically paid off. There is an excellent chance that three years from now, the stock-market levels of the summer of 2002 will look to have been an attractive buying opportunity.


                                                                        /s/ Dick

Performance is historical and does not represent future results.

Strong Value Fund
================================================================================
Your Fund's Approach

The Strong Value Fund seeks capital growth. The manager, under normal conditions, follows a four-step investment discipline. First, the manager identifies trends or events that may serve as catalysts to increase the value of a company or group of companies. The catalyst could be a management change, corporate restructuring, a cyclical upturn in an industry, or a new industry trend. Second, the manager looks for large- and medium-capitalization companies with strong balance sheets, experienced management, and competitive positions. Third, the manager looks for companies that are inexpensive relative to one or more valuation measures, such as earnings, cash flow, or asset value. The fourth step is to take a disciplined approach to selling stocks. If a stock's price declines 15% from its average cost and the outlook for the company has deteriorated, the manager will sell the position.


                    Growth of an Assumed $10,000 Investment+
                            From 12-29-95 to 6-30-02

                              [CHART APPEARS HERE]

              The Strong    S&P 500(R)    Lipper Multi-Cap
              Value Fund      Index*      Value Funds Index*
Dec 95         $10,000       $10,000           $10,000
Jun 96         $11,073       $11,009           $10,844
Dec 96         $11,682       $12,294           $12,099
Jun 97         $13,140       $14,830           $13,960
Dec 97         $14,710       $16,398           $15,355
Jun 98         $16,453       $19,303           $16,807
Dec 98         $16,941       $21,085           $16,357
Jun 99         $17,741       $23,695           $18,422
Dec 99         $16,610       $25,522           $17,328
Jun 00         $17,513       $25,413           $17,195
Dec 00         $18,713       $23,198           $18,998
Jun 01         $18,943       $21,644           $19,799
Dec 01         $18,667       $20,440           $19,244
Jun 02         $17,097       $17,752           $17,642

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Multi-Cap Value Funds Index. Results include the reinvestment of dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: Through the first half, the market's performance was dominated by the impact of two major themes. The first of these was the worldwide impact of continued concerns about terrorism and geopolitical instability. Second, numerous issues affecting U.S. corporations, including accounting scandals, high-profile bankruptcies, and questions surrounding corporate governance, led investors to question the credibility of companies in general. These broad concerns helped to push the equity markets near the low levels of the post-September 11 market, while some individual names are at multiyear lows.

   These conditions stand in contrast to positive economic data that showed modest economic improvement, an absence of inflation, and favorable interest rates. As a result, even while stock valuations have been pushed to what might otherwise be attractive levels for purchase, they risk falling still further.

Q: How did your Fund perform?

A: As we had expected, the markets remained very volatile in the first half of the year. Early in the year, the markets began to give back the gains of 2001's strong post-September 11 rally. However, it was this year's second quarter that marked the sharpest declines for all major indices.

     The Strong Value Fund was unable to escape the strong sell-off in the equity markets and posted a decline, although the Fund did outperform its broad-based benchmark, the S&P 500 Index.

     We regret the decline in the Fund and understand that relative comparisons are not as important to investors as absolute returns. We are working diligently to preserve capital and to identify compelling investment opportunities that we believe will produce positive returns going forward.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: The cloud of accounting suspicion had direct impact on three of our top holdings. Although no allegations of impropriety have been proven among these companies, we have scrubbed the financial documents ourselves, and at this point are comfortable that no serious issues exist. Nonetheless, we sold out of one of the positions as market suspicions continued to build, which allowed us to avert the potential for further loss in that holding. In other cases, we still believe the companies are healthy, represent compelling values, and should make a positive contribution to performance.

     The largest positive contributions to performance came from a movie theatre chain that was boosted by an industry restructuring and a record-breaking year at the box office, and two real estate investment trusts that delivered strong results as investors sought safety and yield.

     Perhaps the most significant change in the Fund over the first half of the year was the increase in our cash position. This increase reflects our finding relatively fewer attractive investment opportunities for purchase. However, currently, we are not uncomfortable with the higher-than-usual cash position, as we believe that it can serve as a hedge against the bear market and gives us dry powder to reinvest as new opportunities arise.

Q:   What is your future outlook?

A: At the present, we see many undervalued stocks in the market. In making our purchase decisions, we are not only carefully evaluating companies' fundamentals, but also the macro concerns that are influencing the market. We believe that holding a higher level of cash than usual is warranted for now, as it helps to compensate for economic and political risks while also providing us with an opportunistic purchasing reserve. Despite recent challenges, we are optimistic with regard to both the economy and the markets. We believe that investors who can look past current difficulties to the next 12 to 18 months should see today's buying opportunities rewarded.

     We welcome investigations into corporate reporting and governance, and the new rules and reforms they will bring. Although these reforms may cause some short-term pain, in the long run we are confident they will benefit the market through improved credibility and higher valuations.

     We thank you for your trust in the Strong Value Fund.

     Laura J. Sloate
     Portfolio Manager


Average Annual Total Returns
As of 6-30-02
----------------------------------------------

          1-year                        -9.74%

          3-year                        -1.22%

          5-year                         5.41%

          Since Fund Inception           8.60%
          (12-29-95)

Equity funds are volatile investments and should only be considered for long-term goals.

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Multi-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULE OF INVESTMENTS IN SECURITIES                  June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
                               STRONG VALUE FUND

                                                           Shares or
                                                           Principal              Value
                                                            Amount               (Note 2)
                                                           ---------             --------
Common Stocks 64.3%
Banks - Money Center 4.1%
Citigroup, Inc.                                              49,241            $ 1,908,089

Building - Construction Products/
   Miscellaneous 0.6%
Masco Corporation                                            10,000                271,100

Commercial Services - Miscellaneous 2.0%
ARAMARK Corporation Class B (b)                              20,600                515,000
ChoicePoint, Inc. (b)                                         8,800                400,136
                                                                                 ---------
                                                                                   915,136

Cosmetics - Personal Care 0.7%
Avon Products, Inc.                                           6,500                339,560

Diversified Operations 3.3%
General Electric Company                                     15,800                458,990
Honeywell International, Inc.                                30,400              1,070,992
                                                                                 ---------
                                                                                 1,529,982

Electronics - Parts Distributors 2.4%
Avnet, Inc.                                                  49,700              1,092,903

Finance - Consumer/Commercial Loans 0.4%
SLM Corporation                                               2,000                193,800

Finance - Equity REIT 6.2%
Alexander's, Inc. (b)                                         4,300                330,240
Plum Creek Timber Company, Inc.                              44,750              1,373,825
Vornado Realty Trust                                         25,000              1,155,000
                                                                                 ---------
                                                                                 2,859,065

Finance - Investment Management 1.7%
W.P. Stewart & Company, Ltd.                                 30,000                765,600

Finance - Publicly Traded Investment
   Funds - Equity 9.7%
Diamonds Trust, Series I                                      4,000                370,320
iShares Trust Russell 3000 Value Index Fund                   8,500                579,360
iShares Trust S&P 500/Barra Value Index Fund                 13,500                669,600
Standard & Poors MidCap 400
   Depository Receipts                                       11,000                987,250
Standard & Poors Depositary Receipt
   Trust Unit Series 1                                       19,000              1,879,480
                                                                                 ---------
                                                                                 4,486,010

Financial Services - Miscellaneous 1.7%
American Express Company                                     21,200                769,984

Food - Miscellaneous Preparation 2.4%
General Mills, Inc.                                           6,000                264,480
PepsiCo, Inc.                                                17,500                843,500
                                                                                 ---------
                                                                                 1,107,980

Insurance - Diversified 4.3%
American International Group, Inc.                           28,780              1,963,659

Insurance - Life 1.1%
MetLife, Inc.                                                17,900                515,520

Insurance - Property/Casualty/Title 1.1%
The Allstate Corporation                                     14,400                532,512

Leisure - Movies & Related 1.4%
AMC Entertainment, Inc. (b)                                  45,000                639,000

Media - Radio/TV 3.3%
Spanish Broadcasting System, Inc. Class A (b)                61,300                613,000
Viacom, Inc. Class B (b)                                     20,500                909,585
                                                                                 ---------
                                                                                 1,522,585

Medical - Drug/Diversified 1.8%
Johnson & Johnson                                            16,000                836,160

Medical - Ethical Drugs 2.8%
Bristol-Myers Squibb Company                                 17,500                449,750
Merck & Company, Inc.                                        13,000                658,320
Pfizer, Inc.                                                  5,000                175,000
                                                                                 ---------
                                                                                 1,283,070
Medical - Health Maintenance
   Organizations 1.1%
Oxford Health Plans, Inc. (b) (e)                            10,500                487,830

Medical - Outpatient/Home Care 0.3%
Gentiva Health Services, Inc.                                15,000                134,850

Medical - Products 1.1%
C.R. Bard, Inc.                                               9,000                509,220

Oil & Gas - International Integrated 0.8%
ChevronTexaco Corporation                                     4,000                354,000

Oil & Gas - International Specialty 0.9%
Kerr McGee Corporation                                        7,500                401,625

Oil & Gas - Production/Pipeline 1.0%
Kinder Morgan Management LLC (b)                             15,457                471,438

Oil & Gas - Refining/Marketing 0.9%
Duke Energy Corporation                                      14,000                435,400

Real Estate Operations 0.0%
Vornado Operating, Inc. (b)                                   4,050                  3,443

Retail - Apparel/Shoe 1.3%
The Gap, Inc.                                                43,000                610,600

Retail - Department Stores 2.2%
Federated Department Stores, Inc. (b)                        25,700              1,020,290

Retail - Miscellaneous/Diversified 0.9%
Barnes & Noble, Inc. (b)                                     16,000                422,880

Retail - Restaurants 0.6%
McDonald's Corporation                                       10,000                284,500

Soap & Cleaning Preparations 1.4%
The Procter & Gamble Company                                  7,000                625,100

Telecommunications - Services 0.8%
BellSouth Corporation                                        12,500                393,750
------------------------------------------------------------------------------------------
Total Common Stocks (Cost $27,173,364)                                          29,686,641
------------------------------------------------------------------------------------------
Convertible Preferred Stocks 1.5%
Ford Motor Company Capital Trust II 6.50%                    12,000                679,500
------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost $622,329)                                 679,500
------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                         STRONG VALUE FUND (continued)

                                                                     Shares or
                                                                     Principal      Value
                                                                       Amount      (Note 2)
---------------------------------------------------------------------------------------------
Preferred Stocks 0.0%
Fresenius Medical Care Holdings, Inc. Class D                             8,500   $       663
---------------------------------------------------------------------------------------------
Total Preferred Stocks (Cost $0)                                                          663
---------------------------------------------------------------------------------------------
Short-Term Investments (a) 36.1%
Money Market Funds 21.7%
Strong Heritage Money Fund - Institutional
   Class (d)                                                         10,000,000    10,000,000

Repurchase Agreements 14.4%
ABN AMRO Inc. (Dated 6/28/02), 1.91%,
   Due 7/01/02 (Repurchase proceeds
   $5,100,812); Collateralized by: United States
   Government & Agency Issues (c)                                   $ 5,100,000     5,100,000
State Street Bank (Dated 6/28/02), 1.50%,
   Due 7/01/02 (Repurchase Proceeds
   $1,532,892); Collateralized by: United States
   Government & Agency Issues (c)                                     1,532,700     1,532,700
                                                                                   ----------
                                                                                    6,632,700
---------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $16,632,700)                                    16,632,700
=============================================================================================
Total Investments In Securities (Cost $44,428,393) 101.9%                          46,999,504
Other Assets and Liabilities, Net (1.9%)                                             (880,063)
---------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                 $46,119,441
=============================================================================================

SECURITIES SOLD SHORT
---------------------------------------------------------------------------------------------
                                                                    Shares or
                                                                    Principal       Value
                                                                      Amount       (Note 2)
---------------------------------------------------------------------------------------------
Spanish Broadcasting System, Inc. Class A (b)                         10,000       $100,000
(Total Proceeds $168,612)

---------------------------------------------------------------------------------------------
WRITTEN OPTIONS ACTIVITY
---------------------------------------------------------------------------------------------
                                                                     Contracts      Premiums
---------------------------------------------------------------------------------------------
Options outstanding at beginning of period                               --         $    --
Options written during the period                                        25           3,325
Options closed                                                           --              --
Options expired                                                          --              --
Options exercised                                                        --              --
                                                                         --              --
Options outstanding at end of period                                     25         $ 3,325
                                                                         ==         =======

WRITTEN CALL OPTIONS DETAIL
--------------------------------------------------------------------------------
                                                        Contracts
                                                       (100 shares       Value
                                                      per contract)    (Note 2)
--------------------------------------------------------------------------------
Oxford Health Plans, Inc.
(Strike Price is $45.00. Expiration date is 7/19/02.
   Premium received is $3,325.)                            25          ($4,000)


LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)  Non-income producing security.
(c)  See Note 2(J) of Notes to Financial Statements.
(d)  Affiliated issuer. (See Note 7 of Notes to Financial Statements.)
(e) All or a portion of these securities are held in conjunction with open written option contracts.


Percentages are stated as a percent of net assets.





                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

                                                                   Strong
                                                                   Value
                                                                    Fund
                                                                -----------
Assets:
   Investments in Securities, at Value
     Unaffiliated Issuers (Cost of $34,428,393)                 $36,999,504
     Affiliated Issuers (Cost of $10,000,000)                    10,000,000
   Deposit for Short Sales                                          168,613
   Receivable for Securities Sold                                   252,644
   Receivable for Fund Shares Sold                                      530
   Dividends and Interest Receivable                                 32,492
   Other Assets                                                      10,249
                                                                -----------
   Total Assets                                                  47,464,032

Liabilities:
   Securities Sold Short, at Value (Proceeds of $168,612)           100,000
   Payable for Securities Purchased                               1,201,263
   Written Options, at Value (Premiums Received of $3,325)            4,000
   Payable for Fund Shares Redeemed                                   6,263
   Accrued Operating Expenses and Other Liabilities                  33,065
                                                                -----------
   Total Liabilities                                              1,344,591
                                                                -----------
Net Assets                                                      $46,119,441
                                                                ===========

Net Assets Consist of:
   Capital Stock (Par Value and Paid-in Capital)                $44,295,409
   Accumulated Net Investment Loss                                   (9,167)
   Accumulated Net Realized Loss                                   (805,849)
   Net Unrealized Appreciation                                    2,639,048
                                                                -----------
   Net Assets                                                   $46,119,441
                                                                ===========
   Capital Shares Outstanding (Unlimited Number Authorized)       4,716,778

Net Asset Value Per Share                                             $9.78
                                                                      =====



                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2002 (Unaudited)

                                                                                            Strong
                                                                                             Value
                                                                                             Fund
                                                                                          ----------
Income:
  Dividends - Unaffiliated Issuers (Net of foreign withholding taxes of $30)              $  230,957
  Dividends - Affiliated Issuers                                                               1,947
  Interest                                                                                   122,717
                                                                                          ----------
  Total Income                                                                               355,621

Expenses:
  Investment Advisory Fees                                                                   184,123
  Administrative Fees                                                                         73,641
  Custodian Fees                                                                               3,754
  Shareholder Servicing Costs                                                                 76,538
  Reports to Shareholders                                                                     25,321
  Other                                                                                        2,333
                                                                                          ----------
  Total Expenses Before Expense Offsets                                                      365,710
  Expense Offsets (Note 3)                                                                      (922)
                                                                                          ----------
  Expenses, Net                                                                              364,788
                                                                                          ----------
Net Investment Loss                                                                           (9,167)

Realized and Unrealized Gain (Loss):
  Net Realized Loss on:
    Investments                                                                              (42,700)
    Short Positions                                                                          (15,021)
                                                                                          ----------
    Net Realized Loss                                                                        (57,721)
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                                           (4,340,224)
    Written Options                                                                             (675)
    Short Positions                                                                           68,612
                                                                                          ----------
    Net Change in Unrealized Appreciation/Depreciation                                    (4,272,287)
                                                                                          ----------
Net Loss on Investments                                                                   (4,330,008)
                                                                                          ----------
Net Decrease in Net Assets Resulting from Operations                                     ($4,339,175)
                                                                                          ==========

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                     Strong Value Fund
                                                                              --------------------------------
                                                                              Six Months Ended    Year Ended
                                                                                June 30, 2002    Dec. 31, 2001
                                                                              ----------------   -------------
                                                                                (Unaudited)
Operations:
  Net Investment Income (Loss)                                                  $    (9,167)      $   241,917
  Net Realized Gain (Loss)                                                          (57,721)        3,068,466
  Net Change in Unrealized Appreciation/Depreciation                             (4,272,287)       (3,492,307)
                                                                                -----------       -----------
  Net Decrease in Net Assets Resulting from Operations                           (4,339,175)         (181,924)

Distributions:
  From Net Investment Income                                                        (13,859)         (228,058)
  From Net Realized Gains                                                          (379,682)       (2,709,631)
                                                                                -----------       -----------
  Total Distributions                                                              (393,541)       (2,937,689)

Capital Share Transactions:
  Proceeds from Shares Sold                                                       7,057,471        19,184,714
  Proceeds from Reinvestment of Distributions                                       380,180         2,830,944
  Payment for Shares Redeemed                                                    (8,259,394)      (19,055,114)
                                                                                -----------       -----------
  Net Increase (Decrease) in Net Assets from Capital Share Transactions            (821,743)        2,960,544
                                                                                -----------       -----------
Total Decrease in Net Assets                                                     (5,554,459)         (159,069)

Net Assets:
  Beginning of Period                                                            51,673,900        51,832,969
                                                                                -----------       -----------
  End of Period                                                                 $46,119,441       $51,673,900
                                                                                ===========       ===========

Transactions in Shares of the Fund:
  Sold                                                                              671,220         1,738,092
  Issued in Reinvestment of Distributions                                            35,498           266,520
  Redeemed                                                                         (791,292)       (1,739,563)
                                                                                    -------         ---------
  Net Increase (Decrease) in Shares of the Fund                                     (84,574)          265,049
                                                                                    =======         =========


8
                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

1.   Organization
     Strong Value Fund is a diversified series of Strong Equity Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended.

2.   Significant Accounting Policies
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund are valued at fair value at the last sales price or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale or are deemed illiquid. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted and illiquid securities. The Fund held no restricted securities at June 30, 2002.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          The Fund generally pays dividends from net investment income quarterly and distributes net capital gains, if any, that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Fund designates liquid securities as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Fund may write put or call options. Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. The Fund designates liquid securities as collateral on open options contracts.

--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Short Positions -- The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Fund is liable for any dividends payable on securities while those securities are in a short position.

     (J) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

     (K) Directed Brokerage -- The Fund directs certain portfolio trades to brokers who, in turn, pay a portion of the Fund's expenses.

     (L) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Fund and are included in Expense Offsets reported in the Fund's Statement of Operations.

     (M) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (N) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method.

3.   Related Party Transactions
     The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Fund. Investment advisory and administrative fees, which are established by the terms of the advisory and administrative agreements, are based on an annualized rate of 0.75% and 0.30%, respectively, of the average daily net assets of the Fund. The Investment Advisory fees are 0.75% for the first $4 billion, 0.725% for $4 to $6 billion, and 0.70% thereafter. The Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Advisor also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Charges allocated to the Fund by the Advisor are included in Other Expenses in the Fund's Statement of Operations. Credits allocated by the Advisor, if any, serve to reduce the shareholder servicing expenses incurred by the Fund and are included in Expense Offsets reported in the Fund's Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders. Sloate, Weisman, Murray & Company, Inc. ("Sloate") manages the investments of the Fund under a subadvisory agreement with the Advisor.

     Sloate is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services. In addition, Sloate directly effects purchases and sales of securities for the Fund. In conjunction therewith, brokerage commissions paid to Sloate by the Fund for the six months ended June 30, 2002 totaled $740.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities.

--------------------------------------------------------------------------------

     The Strong Value Fund had earnings credits of $922.

     The amount payable to the Advisor at June 30, 2002, shareholder servicing and other expenses paid to the Advisor, transfer agency banking charges and unaffiliated directors' fees for the six months then ended, were $13,301, $76,842, $690 and $986, respectively.

4.   Line of Credit
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 11, 2002, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $400 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. For the six months ended June 30, 2002, there were no borrowings by the Fund under the LOC.

5.   Investment Transactions
     The aggregate purchases and sales of long-term securities during the six months ended June 30, 2002 were $30,144,480 and $32,678,642, respectively. There were no purchases or sales of long-term U.S. government securities during the six months ended June 30, 2002.

6.   Income Tax Information
     At June 30, 2002, the cost of investments in securities for federal income tax purposes was $44,525,946. Net unrealized appreciation of securities was $2,473,558 consisting of gross unrealized appreciation and depreciation of $3,329,167 and $855,609, respectively. The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

7.   Investments in Affiliates
     Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer, and any other Strong Fund. A summary of transactions in the securities of these issuers during the six months ended June 30, 2002 is as follows:

                                                                                                              Investment
                                  Balance of         Gross       Gross Sales    Balance of       Value          Income
                                  Shares Held      Purchases        and         Shares Held     June 30,     Jan. 1, 2002-
                                  Jan. 1, 2002   and Additions   Reductions    June 30, 2002      2002       June 30, 2002
                                  ------------   -------------   -----------   -------------   -----------   -------------
Strong Value Fund
-----------------
Strong Heritage Money Fund -
   Institutional Class                 --          10,000,000         --         10,000,000    $10,000,000       $1,947

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG VALUE FUND
--------------------------------------------------------------------------------

                                                                                        Period Ended
                                                      ---------------------------------------------------------------------------
                                                      June 30,       Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,
Selected Per-Share Data/(a)/                          2002/(b)/        2001         2000         1999         1998         1997
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $10.76         $11.43       $12.31       $14.95       $13.77       $11.55
Income From Investment Operations:
   Net Investment Income (Loss)                          (0.00)/(c)      0.05         0.01         0.06         0.08         0.10
   Net Realized and Unrealized Gains (Losses)            (0.90)         (0.09)        1.40        (0.36)        1.97         2.86
      on Investments
---------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                      (0.90)         (0.04)        1.41        (0.30)        2.05         2.96
Less Distributions:
   From Net Investment Income                            (0.00)/(c)/    (0.05)       (0.01)       (0.06)       (0.07)       (0.10)
   From Net Realized Gains                               (0.08)         (0.58)       (2.28)       (2.28)       (0.80)       (0.64)
---------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                   (0.08)         (0.63)       (2.29)       (2.34)       (0.87)       (0.74)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $9.78         $10.76       $11.43       $12.31       $ 4.95       $13.77
=================================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
   Total Return                                          -8.4%          -0.3%       +12.7%        -2.0%       +15.2%       +25.9%
   Net Assets, End of Period (In Millions)                 $46            $52          $52          $58          $91          $94
   Ratio of Expenses to Average Net Assets                1.5%*          1.6%         1.5%         1.4%         1.3%         1.3%
      Before Expense Offsets
   Ratio of Expenses to Average Net Assets                1.5%*          1.6%         1.5%         1.4%         1.3%         1.3%
   Ratio of Net Investment Income (Loss)                 (0.0%)*/(c)/    0.5%         0.1%         0.3%         0.5%         0.8%
      to Average Net Assets
   Portfolio Turnover Rate                               86.7%         151.3%       149.0%       103.8%        92.6%       103.0%

   * Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) For the six months ended June 30, 2002 (unaudited).
 (c) Amount calculated is less than $0.005 or 0.05%.


12

                       See Notes to Financial Statements.

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

 Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the 1940 Act because of his controlling ownership in Strong Capital Management, Inc.'s ("Advisor") parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 66 mutual funds ("Strong Funds").

*Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since
 September 1981 and Chairman of the Board of the Strong Funds since October
 1991.
   Mr. Strong has been a Director of the Advisor since September 1981, Chairman of the Advisor since October 1991, and Chief Investment Officer of the Advisor since January 1996. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Mr. Strong has been in the investment management business since 1967.

 Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.
   Mr. Davis has been Director of Wisconsin Energy Corporation since 2000, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an industrial company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Kmart Corporation (a discount consumer products company) since 1985, Sara Lee Corporation (a food/consumer products company) since 1983, and Alliance Bank since 1980. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of WICOR, Inc. (a utility company) from 1990 to 2000 and the Fireman's Fund (an insurance company) from 1975 to 1990.

 Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.
   Mr. Greer was Of Counsel for Bingham Dana LLP ("Bingham Dana"), a law firm, from 1997 to February 2002. From 1967 to 1997, Mr. Greer served as a Partner of Bingham Dana. On behalf of Bingham Dana, Mr. Greer provided representation to the Independent Directors of the Strong Funds from 1991 to February 2002. Bingham Dana has provided representation to the Independent Directors of the Strong Funds since 1991.

 Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.
   Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987 and of Wisconsin Health Information Network since November 1997, and a member of the Board of Governors of the Snowmass Village Resort Association since October 1999. He was a Director of Health Network Ventures, Inc. from 1992 to April 2000.

 Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.
     Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000. Mr. Malicky has been a Director of Aspire Learning Corporation since June 2000. He was a Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001. He has been President of the Reserve Homeowners Association. From July 1999 to June 2000, he served as Chancellor of Baldwin-Wallace College. From July 1981 to June 1999, he served as President of Baldwin-Wallace College. He was also the President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

 William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.
   Mr. Vogt has been the Senior Vice President of IDX Systems Corporation since June 2001 and was President of Vogt Management Consulting, Inc. from 1990 to June 2001. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt was also a President of the Medical Group Management Association -- Western Section and a Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

 Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.
   Ms. Hollister has been Associate Counsel of the Advisor since July 1999. From April 2001 to December 2001, Ms. Hollister was Assistant Executive Vice President of the Advisor. From August 2000 to December 2001, Ms. Hollister was Assistant Secretary of the Advisor. From August 2000 to April 2001, Ms. Hollister was Vice President of the Advisor. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. From December 1993 to August 1996, Ms. Hollister was Deposit Operations Supervisor for First Federal Savings Bank, La Crosse - Madison.

 Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.
   Mr. Smirl has been Assistant Executive Vice President and Assistant
 Secretary of the Advisor since December 2001 and Senior Counsel of the Advisor since July 2000. Mr. Smirl has been General Counsel of Strong Investments, Inc. ("Distributor") since November 2001 and Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000. From July 2000 to November 2001, Mr. Smirl was Lead Counsel of the Distributor. From September 1999 to July 2000, Mr. Smirl was a partner at Keesal, Young & Logan, P.C. (a law firm). From September 1992 to September 1999, Mr. Smirl was an associate of Keesal, Young & Logan, P.C.

 Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.
   Mr. Southwell has been Associate Counsel of the Advisor since April 2001. From October 1999 to March 2001, Mr. Southwell was a partner at Michael, Best & Friedrich, LLP (a Milwaukee law firm). From November 1984 to September 1999, Mr. Southwell was Assistant General Counsel of Firstar Bank, National Association, and/or certain of its subsidiaries.

 Dennis A. Wallestad (DOB 11-3-62), Vice President of the Strong Funds since October 1999.
   Mr. Wallestad has been Assistant Executive Vice President of the Advisor since April 2001 and Director of Finance and Operations of the Advisor since November 1999. From November 1999 to April 2001, Mr. Wallestad was Senior Vice President of the Advisor. From February 1999 to November 1999, he was an operations officer in the Retirement Planning Services Division of the Advisor. From April 1997 to February 1999, Mr. Wallestad was the Chief Financial Officer of The Ziegler Companies, Inc. (a registered broker-dealer). From November 1996 to April 1997, Mr. Wallestad was the Chief Administrative Officer of Calamos Asset Management, Inc. From July 1994 to November 1996, Mr. Wallestad was Chief Financial Officer for Firstar Trust and Investments Group. From September 1991 to June 1994 and from September 1985 to August 1989, Mr. Wallestad was an Audit Manager for Arthur Andersen LLP in Milwaukee. Mr. Wallestad completed a master's of accountancy degree from the University of Oklahoma from September 1989 to August 1991.

 John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.
   Mr. Widmer has been Treasurer of the Advisor since April 1999. From May
 1997 to April 1999, Mr. Widmer was the Manager of the Financial Management and Sales Reporting Systems department of the Advisor. From May 1992 to May 1997, Mr. Widmer was an Accounting and Business Advisory Manager in the Milwaukee office of Arthur Andersen LLP. From June 1987 to May 1992, Mr. Widmer was an accountant at Arthur Andersen LLP.

 Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.
   Mr. Zoeller has been Secretary of the Advisor since December 2001,
 Executive Vice President of the Advisor since April 2001, Chief Financial Officer of the Advisor since February 1998, and a member of the Office of the Chief Executive since November 1998. From February 1998 to April 2001, Mr. Zoeller was Senior Vice President of the Advisor. From October 1991 to February 1998, Mr. Zoeller was the Treasurer and Controller of the Advisor, and from August 1991 to October 1991, he was the Controller. From August 1989 to August 1991, Mr. Zoeller was the Assistant Controller of the Advisor. From September 1986 to August 1989, Mr. Zoeller was a Senior Accountant at Arthur Andersen LLP.

   Except for Messrs. Davis, Kritzik, Vogt, and Malicky, the address of all of the above persons is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis' address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.

   The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

Directors
    Richard S. Strong
    Willie D. Davis
    Gordon B. Greer
    Stanley Kritzik
    Neal Malicky
    William F. Vogt

Officers
    Richard S. Strong, Chairman of the Board
    Dennis A. Wallestad, Vice President
    Thomas M. Zoeller, Vice President
    Richard W. Smirl, Secretary
    Susan A. Hollister, Vice President and Assistant Secretary
    Gilbert L. Southwell III, Assistant Secretary
    John W. Widmer, Treasurer

Investment Advisor
    Strong Capital Management, Inc.
    P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor
    Strong Investments, Inc.
    P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian
    State Street Bank and Trust Company
    801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent
    Strong Investor Services, Inc.
    P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants
    PricewaterhouseCoopers LLP
    100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel
    Godfrey & Kahn, S.C.
    780 North Water Street, Milwaukee, Wisconsin 53202

[STRONG LOGO]









Strong Investments
P.O. Box 2936   |   Milwaukee, WI 53201
www.Strong.com

--------------------------------------------------------------------------------

To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com
















This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT25401-0602

                                                                SVAL/WH3265 0602